UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2008

Cyplasin Biomedical, Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-52057	47-0930829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9650 – 20 Avenue, Edmonton, Alberta, Canada	T6N 1G1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 780-469-2975

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective December 23, 2008, we effected a forty (40) old for one (1) new reverse stock split of our authorized and issued and outstanding common stock. As a result, our authorized capital decreases from 465,000,000 shares of common stock with a par value of $0.001 to 11,625,000 shares of common stock with a par value of $0.001and our issued and outstanding shares decrease from 38,984,000 shares of common stock to 974,600 shares of common stock.

Item 7.01	Regulation FD Disclosure

The reverse stock split became effective with the Over-the-Counter Bulletin Board at the opening for trading on February 2, 2009 under the new stock symbol “CPBM”. Our new CUSIP number is 232664201.

Item 9.01	Financial Statements and Exhibits

3.01	Certificate of Change with respect to the reverse stock split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPLASIN BIOMEDICAL, LTD.

/s/ Garth Likes
Garth Likes
President

Date: February 2, 2009